                                                                    Exhibit 10.9
                           REAFFIRMATION OF GUARANTY
                           -------------------------



                                 July 31, 1997


General Electric Capital Corporation, as Agent
105 West Madison Street
Suite 1600
Chicago, Illinois  60602

Attn:  Wilsons Leather Account Manager

     Please refer to (1) the Credit Agreement dated as of May 25, 1996 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among Wilsons Leather Holdings Inc. ("Borrower"), and the Loan Parties, General Electric Capital Corporation, individually and as agent ("Agent") and the other lenders signatory thereto; (2) the Parent Guaranty dated as of May 25, 1996 (as amended, the "Parent Guaranty"), by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement and (3) the Store Guarantors' Guaranty (as amended, the "Store Guarantors' Guaranty") dated as of May 25, 1996 by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement. Pursuant to Amendment No. 4 to Credit Agreement (the "Amendment") of even date herewith, among Agent, the Lenders signatory thereto, Borrower and the Loan Parties signatory thereto, certain provisions in the Credit Agreement were amended or waived.

     We hereby (i) acknowledge and reaffirm all of our obligations and undertakings under the Parent Guaranty and the Store Guarantors' Guaranty (as applicable) (collectively, the "Guaranties"), and (ii) acknowledge and agree that subsequent to, and taking into account such Amendment, the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

                                 PARENTS:

                                    Wilsons The Leather Experts Inc.
                                    Wilsons Center, Inc.
                                    Rosedale Wilsons, Inc.
                                    River Hills Wilsons, Inc.


                                    By:   /s/ David L. Rogers
                                          ---------------------------
                                    Title:  President
                                          ---------------------------

                                 STORE GUARANTORS:

                                    Bermans The Leather Experts Inc.
                                    Wilsons House of Suede, Inc.
                                    Wilsons Tannery West, Inc.
                                    Wilsons Leather of Alabama Inc.
                                    Wilsons Leather of Connecticut Inc.
                                    Wilsons Leather of Florida Inc.
                                    Wilsons Leather of Georgia Inc.
                                    Wilsons Leather of Indiana Inc.
                                    Wilsons Leather of Iowa Inc.
                                    Wilsons Leather of Louisiana Inc.
                                    Wilsons Leather of Maryland Inc.
                                    Wilsons Leather of Massachusetts Inc.
                                    Wilsons Leather of Michigan Inc.
                                    Wilsons Leather of New Jersey Inc.
                                    Wilsons Leather of New York Inc.
                                    Wilsons Leather of North Carolina Inc.
                                    Wilsons Leather of Ohio Inc.
                                    Wilsons Leather of Pennsylvania Inc.
                                    Wilsons Leather of Rhode Island Inc.
                                    Wilsons Leather of Tennessee Inc.
                                    Wilsons Leather of Texas Inc.
                                    Wilsons Leather of Virginia Inc.
                                    Wilsons Leather of West Virginia Inc.
                                    Wilsons Leather of Wisconsin Inc.
                                    Wilsons Leather of Arkansas Inc.
                                    Wilsons Leather of Delaware Inc.
                                    Wilsons Leather of Mississippi Inc.
                                    Wilsons Leather of Missouri Inc.
                                    Wilsons Leather of South Carolina Inc.
                                    Wilsons Leather of Vermont Inc.


                                    By:   /s/ David L. Rogers
                                          -------------------------------
                                    Title:  President
                                          -------------------------------

                                      -2-